Q1 2007 Earnings Call May 3, 2007 Exhibit 99.1 * * * * * *

This presentation contains forward-looking statements. These statements include, without limitation, information with respect to future events or our future financial performance, results of operations and businesses and our future financial condition. These forward looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could affect our results and cause them to materially differ from those contained in the forward-looking statements include those that we discuss in “Risk Factors and
Forward-Looking Statements” in our annual report on Form 10-K filed with the SEC.
Forward Looking Statements

2 Timothy J. Conway Chairman and Chief Executive Officer Peter A. Schmidt-Fellner Chief Investment Officer John K. Bray Chief Financial Officer Management Participants

3 Timothy J. Conway Chairman and Chief Executive Officer

Summary of Q1 2007 Results
$0.2 million Adjusted Net Income, or $0.01 Earnings Per Diluted Share
for Q1 2007
$2.4 million Net Loss, or $0.07 Per Diluted Share on a GAAP basis
Took $9.0 million after-tax impairment in residential mortgage-backed securities (RMBS) portfolio
$2.3 billion of managed assets, up $247 million from the Q4 2006
No loan charge-offs
Loan loss reserves maintained at 1.4%

Actions Taken on RMBS Holdings
Recognized $14.9 million ($9.0 million after-tax) of impairment write-
downs against our RMBS holdings through the income statement
Amount of charge was based on fair market value indications from third party dealers on securities that we determined to have adverse changes in expected future cash flows
RMBS investment activity is not integral to the success of our business model
We have discontinued investment activity in this market and will reallocate capital and resources to other parts of the business
Disposition of the RMBS portfolio will be managed over time to maximize recoveries and optimize economic value
Expect RMBS exposure to be approximately 3% of total loans and investments by year end

Fundamentals of Core Business Franchise Remain Positive
Origination volume was $519 million
Backlog remains robust, including an active syndications pipeline
Revenue, excluding impact of recognized losses, was $26.1 million, up
29% from $20.2 million in Q4 2006
Fee revenue was strong
Continued to build platform, increasing senior bankers from 33 to 38
Balance sheet remains strong - increased funding capacity by $200 million and reduced our cost of funds
Asset management continued to expand – growth in Credit
Opportunities Fund and the development of the Managed CLO platform

Stable Credit Quality in Loan Portfolio
Loan Credit Quality
Commercial credit quality within expected parameters
No loan charge-offs since inception
Update on Credit Issues
Subsequent to quarter-end, an $8.4 million delinquent loan became current as a result of restructuring efforts
Credit issue identified in recent 10-K related to $10.4 million commercial security continues to develop

8 Peter A. Schmidt-Fellner Chief Investment Officer

Original RMBS Portfolio Strategy
Residential Mortgage-Backed Securities investment had been part of our strategy since inception
– Large part of structured products market
– Provided diversification for planned Structured Products term debt financing
Targeted securities that met our risk parameters and where we could influence price and structure
Sub-prime RMBS investments generally targeted shorter duration securities and focused on front-end cash flows
Longer duration risk generally in higher average FICO collateral

RMBS Portfolio Strategy
Amortized Adjusted
# of Par Cost Cost
Type of Investment Securities Amount Basis
1
Basis
2
1
st
Mortgage Securities 14 $51,267 $47,819 $45,426
Closed End 2
nd
Mortgage Securities (“CES”) 9 37,902 35,058 25,166
Home Equity Line of Credit Mortgage Securities (“HELOC”) 5 16,893 16,255 13,803
Home Equity Loan Net Interest Margin Securities (“NIMs”) 11 24,669 23,745 23,620
Serviced Residential Lot Loan Securities (“Lot Loans”) 3 7,111 7,055 7,055
Total
3
42 $137,842 $129,932 $115,070
$ in thousands
1
Amortized cost basis as of March 31, 2007, before impairment.
2
Adjusted cost basis as of March 31, 2007 represents amortized cost basis after permanent impairments.
3
Presentation of RMBS portfolio data excludes NewStar’s investments in ABS CDOs that may invest in RMBS.
As of March 31, 2007 (unaudited; based on NewStar internal data)

RMBS Portfolio Composition
2005 1H
22%
2005 2H
29%
2006 1H
15%
NA
2%
2002 1H
1%
2004 2H
10%
2004 1H
4%
2003 2H
2%
2006 2H
15%
A/A-
6%
BBB+/BBB-
43%
BB+/BB-
46%
CCC
3%
NR
2%
By Rating
2
By Average Credit Score
1
Prime
27%
Mid-Prime / Alt-A
50%
Sub-Prime
23%
By Collateral Vintage
1
Average FICO at time of issuance. NewStar categorizes according to the following guidelines:
700 or greater, prime; 621 to 699, Alt A; less than or equal to 620, sub-prime.
2
BB+/BB/BB- includes two synthetic securities rated internally.
For split ratings: ratings based on lower of two ratings if two ratings provided and 2 of 3 ratings if three ratings provided.
3
Represents one transaction supported by multiple vintages.
As of March 31, 2007 (adjusted cost basis; unaudited; based on NewStar internal data)
3

RMBS Q1 2007 Mark-to-Market Summary
Amortized Cost Adjusted Carrying Value,
# of Basis Before Total Permanent Cost Temporary net of All
Category (Avg FICO Range)
Securities Impairment
1
Impairment
2
Impairment Basis Impairment Impairment
1
st
Mortgages (604 – 672) 14 $47,819 ($7,405) ($2,393) $45,426 ($5,012) $40,414
CES (686 – 704) 9 35,058 (14,451) (9,892) 25,166 (4,559) 20,607
HELOC (717 – 742) 5 16,255 (3,002) (2,452) 13,803 (550) 13,253
NIMs (600 – 700) 11 23,745 (4,066) (125) 23,620 (3,940) 19,680
Lot Loans (717 – 742) 3 7,055 (84) -- 7,055 (84) 6,971
Total 42 $129,932 ($29,007) ($14,862) $115,070 ($14,145) $100,925
Prime (700 - 742)
3
12 $  35,821 ($6,945) ($5,055) $30,766 ($1,891) $28,875
Mid-Prime / Alt – A (621 – 699)
4
21 67,080 (17,295) (9,432) 57,647 (7,863) 49,784
Sub-Prime(600 - 620)
5
9 27,031 (4,767) (374) 26,657 (4,391) 22,266
Total 42 $129,932 ($29,007) ($14,862) $115,070 ($14,145) $100,925
1
Represents amortized cost basis before impairment.
2
Three synthetic securities totaling approximately $7.7 million in book value are not marked by third-parties and are marked by NewStar at par as of March 31, 2007.
3
Prime defined as 700 or greater.
4
Mid-Prime defined as 621 – 699.
5
Sub-Prime defined as less than or equal to 620.
$ in thousands
As of March 31, 2007 (unaudited; based on NewStar internal data)

Methodology to Determine Permanent Impairment
Applied appropriate accounting standards (EITF 99-20)
Security-by-security analysis
Developed updated estimate of cash flows since last measurement date based on performance to date and forward looking assumptions relating to losses, prepayments and other key factors
If present value reflected a measurable adverse change from the previous estimate, asset was marked to third party price and permanent impairment was taken through the Income Statement
If present value of updated cash flows did not reflect a measurable change from the previous estimate, asset was marked to third party price and temporary impairment was recorded on the Balance Sheet through “Other Comprehensive Income/Loss”

Structured Products Strategy Going Forward
Discontinue RMBS investment strategy
Manage disposition of existing portfolio over time
– Expect run-off of approximately $20 million by year-end
– Accelerate via selective liquidations
– Explore structured term-debt financing alternatives
Focus on direct origination of structured financing solutions for specialty finance companies

15 John K. Bray Chief Financial Officer

Summary of Financial Results
$ in thousands, except per share amounts
March 31, December 31, March 31,
($ in thousands, except per share amounts) 2007 2006 2006
Net income (loss) (2,446) $                  (32,054) $               641 $
Adjusted net income 236 4,574 1,443
Net income (loss) per share:
Basic (0.07) $                    (1.26) $                    0.05 $
Diluted (0.07) $                    (1.26) $                    0.05 $
Weighted average shares outstanding:
(1)
Basic 36,257,589 25,376,446 11,776,539
Diluted 36,257,589 25,376,446 12,297,822
Adjusted net income per share:
Basic 0.01 $                     0.18 $                     0.12 $
Diluted 0.01 $                     0.18 $                     0.12 $
Adjusted weighted average shares outstanding:
(1)
Basic 36,257,589 25,376,446 11,776,539
Diluted 36,841,994 25,910,522 12,297,822
(1) Weighted average shares for all periods reflect the conversions and reverse split that occurred at the IPO.
Three Months Ended

Increasing Revenue
Loan Portfolio
NewStar Credit Opportunities Fund
$ in millions
Growing Managed Loan Portfolio
$1,884
$383
$1,748
$762
$951
$1,171
$1,298
$571
$283
$159
$80
$33
$0
$300
$600
$900
$1,200
$1,500
$1,800
$2,100
$2,400
Q305 Q405 Q106 Q206 Q306 Q406 Q107
$22.0
$4.1
$20.2
$26.1
$4.1
$13.9
$10.3
$7.9
$6.4
$15.5
$1.3
$1.2
$1.6
$2.0
$2.0
$4.7
$15.9
$12.3
$9.5
$7.6
$5.4
$0
$3
$6
$9
$12
$15
$18
$21
$24
$27
Q305 Q405 Q106 Q206 Q306 Q406 Q107
Net Interest Income
Non-Interest Income
130% YoY Growth
12% Sequential Qtr Growth
175% YoY Growth
29% Sequential Qtr Growth
Solid Core Business Performance
1
Revenue excludes impact of $14.9 million unrealized loss on securities in Q1 2007 and $0.6 million in Q4 2006
1
$795
$993
$1,251
$1,456
$2,031
$2,278
Managed CLO
1

Origination and Revenue Composition
227 Total Clients
Asset Mgmt. Fees: $ 1.0
$ 1.0
Interest Income
1
$ 22.0
Commitment Fees $   0.5
Other Fees $   0.1
$ 22.6
Syndications Fees $ 2.0
Agent Fees $ 0.5
$ 2.5
Q1 2007:  $1.9 billion Q1 2007:  $383 million
Underwrite or
Arrange up to $65 million
$5MM – $100MM
Commitment
NewStar Financial, Inc.
Syndication
NewStar Credit
Opportunities Fund
1
Includes amortized fees.
Q1 2007 Total Origination Volume:  $519 million
$150 million
$11 million $278 million
As of 3/31/2007
Q1 2007: $11 million
Managed CLO
Interest Income: $   --
Asset Mgmt. Fees: $   --
$   --
$80 million
$ in millions

Increased Funding Capacity and Lowered Costs
Warehouse 1
17%
Warehouse 2
17%
Warehouse 3
8%
CLO I
16%
CLO II
21%
Equity
17%
Warehouse 4
3%
Repurchase
Agreements
1%
Credit Facilities
$1.1 billion
Term Debt
$875 million
Equity
$417 million
Total: $2.4 billion
Increased warehouse funding
capacity by $200 million in Q1 2007
Reduced warehouse funding costs
by 10 bps in Q1 2007
NewStar’s CAM (servicer) rating
recently upgraded by Fitch
Continue to programmatically issue
CLOs and CDOs
Plan to raise more than $1.3 billion
of debt capital in 2007
Demonstrated Access to Capital
Diversified Funding Sources

Loan and Investment Portfolio (NewStar Balance Sheet)
Total Loans and Other Debt Products
1
: $1.9 billion (227 Obligors)
Consumer / Retail
17%
Media
10%
Building
Materials
5%
Financial
Services
3%
Business
Services
13%
Healthcare
8%
Industrial
(Other)
11%
Commercial  Mortgage
<1%
Consumer
Mortgage
6%
Consumer
Non-Mortgage
5%
Commercial
Non-Mortgage
6%
Multi-Family
2%
Office
7%
Retail
2%
Industrial
2%
Other
2%
Structured Products
19%
(76 Obligors)
Commercial Real Estate
14%
(35 Obligors)
Middle Market
Corporate
67%
(116 Obligors)
As of 3/31/2007
Consumer
Mortgage-Other
<1%
1
All figures represent loans and investments, gross

Income Statement
(1) Includes interest expense for the 2006 periods, call premium, termination fee and deferred finance costs associated with the Company's corporate  debt which was repaid on December 20, 2006.
(2) Non-cash compensation charge related to restricted stock grants made since our inception as a private company, including equity awards made in connection with the initial public offering.
(3) General and administrative expense related to the Company's initial public offering.
March 31, December 31, March 31,
($ in thousands, except per share amounts) 2007 2006 2006
Net interest income:
Interest income $ 45,488 $ 39,243 $ 18,916
Interest expense 23,537 23,766 10,966
Net interest income 21,951 15,477 7,950
Provision for credit losses 2,312 5,941 1,403
Net interest income after provision for credit losses 19,639 9,536 6,547
Non-interest income:
Fee income 2,553 3,006 810
Asset management income 964 692 67
Gain on derivatives 84 73 257
Loss on investments in debt securities (14,862) (846) -
Other income 544 1,178 439
Total non-interest income (10,717) 4,103 1,573
Operating expenses:
Compensation and benefits 10,532 47,738 5,354
Occupancy and equipment 492 486 380
General and administrative expenses 1,939 3,380 1,272
Total operating expenses 12,963 51,604 7,006
Income (loss) before income taxes (4,041) (37,965) 1,114
Income tax expense (benefit) (1,595) (5,911) 473
Net income (loss) (2,446) (32,054) 641
After tax adjustments:
Extinguishment of corporate debt expense
(1)
- 2,805 730
IPO related compensation and benefits expense
(2)
2,682 33,202 -
IPO related general and administrative expense
(3)
- 621 72
Adjusted net income $ 236 $ 4,574 $ 1,443
Three Months Ended

22 Timothy J. Conway Chairman and Chief Executive Officer

2007 Guidance
Adjusted Net Income¹
$ 22-24
GAAP Net Income $ 13-15
Total Managed Portfolio $ 3,500
–
NewStar balance sheet $ 3,000
–
NewStar Credit Opportunities Fund $    500
Credit Costs
– Net Charge-offs / Impairments 50 bps in FY 2007
$10.2
Long Term Targets
Efficiency ratio 25%
ROE (after tax) 15%
$ in millions
1
Adjusted Net Income means net income as determined under GAAP, excluding approximately $9 million of compensation expense related to restricted stock grants made since our inception as a private company, including equity awards made in connection with our initial public offering.

Growth in Asset Management - Managed CLO
228
300 300
406
1,200
2,200
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2007 2008 2009
Warehouse (NewStar B/S) CLO
$634
$1,500
$2,500
Assets Under Management (AUM)
Completed build out of Managed
CLO platform in Q1
Expect to build assets through
2007 and issue first in a series of
CLOs in Q4
Asset management is an important
part of NewStar’s business model
Adds high margin revenues with
attractive returns
$ in thousands

Key Themes
Solid core business performance offset by negative impact of write down of RMBS portfolio
Acting to reduce risk and overhang on our outlook from RMBS exposure
Continuing to successfully build direct origination platform
Maintaining selectivity in a liquid loan market
Commercial credit quality is within expected parameters
Lowered funding costs and increased capacity
Growing our asset management platform
Changed our outlook for balance of 2007 to factor in actions taken on securities investment activity, planned growth in asset management and increasing selectivity in core loan markets